UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2017

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Amarin Corporation plc (the “Company”) filed on January 20, 2017 (the “January 20 Form 8-K”), Corsicanto II Designated Activity Company, a designated activity company formed under the laws of Ireland (the “Issuer”) and a wholly owned subsidiary of the Company, and the Company entered into separate, privately negotiated purchase agreements (the “Purchase Agreements”) with certain investors pursuant to which the Issuer agreed to issue and sell (the “Offering”) $30 million in aggregate principal amount of 3.50% Exchangeable Senior Notes due 2047 (the “2017 Notes”). The Offering closed on January 25, 2017. The 2017 Notes are governed by the terms of an Indenture, dated January 25, 2017, by and among the Issuer, the Company and Wilmington Trust, National Association, as trustee (the “Indenture”).

Descriptions of the Purchase Agreements, the 2017 Notes and the Indenture are set forth in Item 1.01 of the January 20 Form 8-K and are incorporated by reference herein. The description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Private Placement Purchase Agreement, which is attached as Exhibit 10.1 to the January 20 Form 8-K. The descriptions of the 2017 Notes and the Indenture do not purport to be complete and are qualified in their entirety by reference to the Indenture and the form of the 2017 Note, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated January 25, 2017, by and between Corsicanto II Designated Activity Company, Amarin Corporation plc and Wilmington Trust, National Association, as trustee.

4.2	Form of 3.50% January 2017 Exchangeable Senior Notes due 2047 (included in Exhibit 4.1).

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2017	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated January 25, 2017, by and between Corsicanto II Designated Activity Company, Amarin Corporation plc and Wilmington Trust, National Association, as trustee.

4.2	Form of 3.50% January 2017 Exchangeable Senior Notes due 2047 (included in Exhibit 4.1).